UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Date of Report (Date of earliest event reported)
                         November 9, 2005 (November 5, 2005)


                             INTERACTIVE GAMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


    333-48746                                           87-0567853
-------------------                            ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


    319 Clematis Street, Suite 803
      West Palm Beach, Florida                                           33401
----------------------------------------                             -----------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (561) 651-1350
                               ------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 5, 2005 Interactive Games, Inc. and Adam Wasserman mutually agreed to the termination of Mr. Wasserman's service as Chief Financial Officer of the Company, a position which he had held since February 1, 2005 following the closing of our acquisition of Interactive Games, Inc., a Florida corporation, which is now our wholly-owned subsidiary.




                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERACTIVE GAMES, INC.



November 9, 2005                         By:/s/ Henry Fong
                                           ------------------------------------
                                           Henry Fong
                                           Chief Executive Officer







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